Exhibit 8

                                  May 13, 2003

Mr. Mitch Wurzer
Vice President
American Century Investment Management, Inc.
4500 Main Street
Kansas City, MO  64111

        Re:    Amendment to Participation Agreement and Schedules

Dear Mr. Wurzer:

     Enclosed please find an amended Schedule B, effective June 2, 2003, to our participation agreement dated October 25, 1996, as amended from time to time, with American Century Variable Portfolios, Inc., American Century Investment Management, Inc. and Twentieth Century Securities, Inc. (the "Agreement").

     The amended Schedule B reflects additional Designated Portfolios available under the Schwab Select Annuity and Schwab Signature Annuity. Amended Schedule B shall replace in its entirety the existing Schedule B.

     The Agreement and Schedules otherwise remain unchanged and shall continue in full force and effect.

     In the space provided below, please acknowledge your agreement to the foregoing.

                              Very truly yours,

                              Great-West Life & Annuity Insurance Company

                              By:  _________________________________
                                                  Chris R. Bergeon
                              Vice President, Financial Institution Markets

                              Charles Schwab & Co., Inc.

                              By:  _________________________________
                                                   Tina M. Perrino
                                 Vice President, Partner Relations

ACKNOWLEDGED AND AGREED TO:

American Century Variable Portfolios, Inc.
By: __________________________
Title: _________________________
Date: _________________________

American Century Investment Management, Inc.
By: __________________________
Title: _________________________
Date: _________________________


cc:     B. Byrne, Esq.
        Great-West Life & Annuity Insurance Company

        D. Stone, Esq.
        E. O'Riordan Charles Schwab & Co., Inc.

                                   SCHEDULE B

Designated Portfolios

[Schwab Select Annuity]
American Century VP International Fund
American Century VP Balanced Fund
American Century VP Value Fund

[Schwab Signature Annuity]
American Century VP International Fund
American Century VP Income & Growth Fund
American Century VP Balanced Fund
American Century VP Value Fund